UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2011
Western Liberty Bancorp
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

8363 W. Sunset Road, Suite 350
Las Vegas, Nevada	89113

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 966-7400

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On June 22, 2011, Western Liberty Bancorp, Inc. (the “Company”), the holding company for Service1st Bank of Nevada, announced that it has taken a number of steps to improve shareholder value by exploring potential business changes, initiating a share repurchase program in accordance with current SEC guidance, and also boosting reserves for possible loan losses. A copy of the Company’s June 22, 2011 press release is attached as an exhibit to this Current Report on Form 8-K.
     The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	June 22, 2011 Press Release
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP
Date: June 22, 2011	By:	/s/ George A. Rosenbaum, Jr.
		Name:	George A. Rosenbaum, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	June 22, 2011 Press Release